SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 18, 2009
                                                   ------------



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices).


       Registrant's telephone number, including area code: (918) 583-2266
                                                           --------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CPR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CPR 240.13e-4(c))

Item 8.01      Other Events.
               -------------

         AAON, Inc. (the "Company") announced on May 18, 2009, that it intends to close its manufacturing facility in Burlington, Ontario, on July 23, 2009. This facility is operated by the Company's subsidiary, AAON Canada, Inc. This closure is not deemed to involve a significant amount of assets, as the facility accounts for substantially less than ten percent of the consolidated assets and revenue of the Company. The Company intends to list the manufacturing facility for sale, and will offer severance packages to the approximately 48 Canadian employees.

         The Company also announced on May 20, 2009, that its Board of Directors has declared a semi-annual dividend of $0.18 per share to shareholders of record as of June 11, 2009, with a payment date of July 2, 2009. This semi-annual dividend reflects approximately a thirteen percent increase from the prior year's semi-annual dividend.

         Also, Norman H. Asbjornson, John B. Johnson, Jr. and Charles C. Stephenson, Jr. have been re-elected for three year terms to the Company's Board of Directors at the Company's annual meeting of shareholders on May 19, 2009. The actual vote for the directors is set forth below.

           Name                      For             Against         Abstain
           ----                      ---             -------         -------
   Norman H. Asbjornson           12,188,282        4,107,288        299,368

   John B. Johnson, Jr.           12,558,321        3,737,241        299,376

Charles C. Stephenson, Jr.        16,291,177          3,706          300,055


Item 9.01      Financial Statements and Exhibits.
               ----------------------------------

         A copy of the Company's press release related to the facility closure is filed herewith as Exhibit 99.1.

         A copy of the Company's press release related to the semi-annual dividend is filed herewith as Exhibit 99.2

                                      (2)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AAON, INC.



Date:  May 20, 2009                        By:  /s/ John B. Johnson, Jr.
                                                --------------------------------
                                                 John B. Johnson, Jr., Secretary

                                      (3)